UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

BARON INVESTMENT FUNDS TRUST

BARON SELECT FUNDS

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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April 10, 2020

COMBINED PROXY STATEMENT

BARON INVESTMENT FUNDS TRUST

BARON SELECT FUNDS

767 Fifth Avenue, 49th Floor

New York, New York 10153

Enclosed is a Combined Proxy Statement and Proxy Voting Card for shareholders of BARON INVESTMENT FUNDS TRUST and BARON SELECT FUNDS.

We are asking you to vote to ELECT SEVEN TRUSTEES.

Please read the enclosed Combined Proxy Statement carefully and please cast your votes, either electronically, by telephone, or by marking the proxy card and mailing it to us. EVERY VOTE IS IMPORTANT TO US.

Thank you.

BARON INVESTMENT FUNDS TRUST

BARON SELECT FUNDS

767 Fifth Avenue, 49th Floor

New York, New York 10153

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be Held on May 22, 2020

To Our Shareholders:

Please take notice that a Joint Special Meeting of Shareholders (the “Meeting”) of Baron Investment Funds Trust, a Massachusetts business trust (“BIFT”), and Baron Select Funds, a Delaware statutory trust (“BSF” and, together with BIFT, the “Trusts”), will be held in a virtual format on Friday, May 22, 2020, at 2:00pm, Eastern Time. You will not be able to attend the Meeting in person. To participate at the Meeting, you will need to register at https://www.viewproxy.com/BaronFunds/broadridgevsm/ and enter the control number found on your proxy card. You should do so at least 48 hours before the Meeting. After registering, a final email confirmation will be sent to you which will contain the virtual meeting link to use to log in on the day of the Meeting.

The shareholders of each of the Trusts will be asked to consider and vote on the following proposals:

(1)	To elect seven members of the Board of Trustees of each of the Trusts, each to serve for an indefinite term and until his or her successor is duly elected and qualified.

(2)	To consider and act upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

For each Trust, only holders of record of its shares at the close of business on March 31, 2020 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Boards of Trustees,

/s/ Patrick M. Patalino

Patrick M. Patalino

SECRETARY

April 10, 2020

IMPORTANT

Your vote is important and, as a shareholder, you are being asked to participate at the Meeting either virtually or by proxy. If you are unable to participate during the Meeting in person we urge you to vote by proxy because you can always revoke your proxy at the Meeting. You can vote by proxy by:

1.	Completing, signing, dating and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope;

2.	Calling the toll-free number on your proxy card; OR

3.	Voting at the Internet website on your proxy card.

YOUR PROMPT VOTING BY PROXY MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING AND YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE TRUSTS IN WRITING (BY SUBSEQUENT PROXY OR THROUGH THE WEBSITE) OR BY TELEPHONE OF SUCH REVOCATION AT ANY TIME BEFORE THE MEETING.

BARON INVESTMENT FUNDS TRUST

BARON SELECT FUNDS

767 Fifth Avenue, 49th Floor

New York, New York 10153

COMBINED PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

May 22, 2020

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Boards” and each, the “Board”) of Baron Investment Funds Trust, a Massachusetts business trust (“BIFT”), and Baron Select Funds, a Delaware statutory trust (“BSF” and, together with BIFT, the “Trusts”). This Combined Proxy Statement is for use at a Joint Special Meeting of Shareholders (the “Meeting”), to be held in a virtual format on Friday, May 22, 2020 at 2:00pm, Eastern Time, and at any and all adjournments or postponements thereof. You will not be able to attend the Meeting in person. To participate at the Meeting, you will need to register at https://www.viewproxy.com/BaronFunds/broadridgevsm/ and enter the control number found on your proxy card. You should do so at least 48 hours before the Meeting. After registering, a final email confirmation will be sent to you which will contain the virtual meeting link to use to log in on the day of the Meeting.

This Combined Proxy Statement, the Notice of the Meeting and the proxy card are first being mailed to shareholders on or about March 31, 2020, or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it at the Meeting, by mail (addressed to the Secretary at the principal offices of the Trusts, 767 Fifth Avenue, New York, New York 10153), by visiting the Internet website on your proxy card, calling the toll-free number on your proxy card, by executing a superseding proxy, or by submitting a notice of revocation to the Trusts. All properly executed proxies received in time for the Meeting will be voted as specified in this Combined Proxy Statement.

For each of the Trusts, one-third of its outstanding shares must be present at the Meeting virtually or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve a proposal for one or both of the Trusts is not obtained at the Meeting, the chairperson of the Meeting shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting. If an adjournment is submitted to a vote of shareholders, the persons named as proxies on the proxy card will vote thereon according to their best judgment in the interest of the Trust. For purposes of determining the presence of a quorum for the Meeting, properly executed proxies with respect to which a vote is withheld will be treated as shares that are present but which have not been voted “for” a proposal.

Brokers or nominees holding shares of the Trusts in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares. The Trusts understand that, under the rules of the New York Stock Exchange, such brokers or nominees may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the uncontested election of board members (such as the proposal to elect Trustees contained herein), if no instructions have been received prior to the date specified in the broker’s or nominee’s request for voting instructions. Because there are no proposals expected to come before the Meeting for which brokers or nominees generally do not have discretionary voting power, the Trusts do not anticipate receiving many “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Broker non-votes resulting if a broker or nominee does not exercise discretionary voting power, as well as shares represented by properly executed proxies with respect to which a vote is withheld, will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote. SHAREHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

The most recent Annual Report and, if available, succeeding Semi-Annual Financial Report for each of the Trusts are available on the website of the Securities and Exchange Commission, www.sec.gov, and also are available free of charge by calling 1-800-992-2766.

PROPOSAL SUMMARY

The following proposal is being submitted by each Board for action at the Meeting.

Elect Seven Trustees

For each Trust, Trustees will be elected by plurality vote, with the nominees receiving the most votes being elected.

For each Trust, only holders of record of its shares at the close of business on March 31, 2020 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

For each Trust, the proposal being submitted by its Board asks shareholders of the Trust to elect seven Board members, each to serve for an indefinite term and until his or her successor is duly elected and qualified. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. Except for Mr. Nachmany and Ms. Sullivan, all nominees named in the table below are current Trustees and have served in that capacity for the number of years indicated below. Mr. Nachmany and Ms. Sullivan have served as Advisory Board Members of the Trusts since May 2019 and February 2020, respectively. All nominees listed in the table below are not, or, if elected, will not be, “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trusts (“Independent Trustees”). Two current Trustees, Ronald Baron and Linda S. Martinson, each of whom are not nominees for election, are “interested persons” (as defined in the 1940 Act) of the Trusts (“Interested Trustees”). Linda S. Martinson serves as the chairperson of each Board. Messrs. Folliard, Nachmany and Yemenidjian and Mses. Rosenberg and Sullivan, each of whom has not previously been elected by shareholders, were recommended initially to the Nominating Committee of each Board by employees of the Trusts’ investment adviser, BAMCO, Inc. (the “Adviser”). In connection with the election of the nominees, two current Independent Trustees, Norman S. Edelcup and Harold W. Milner, are expected to retire.

Information about the Trustee Nominees and Continuing Trustees

Set forth in the table below are the names and certain biographical and other information for the Trustee nominees and the continuing Trustees, as reported to the Trusts by each Trustee nominee and continuing Trustee. Following the table is additional information about the experience, qualifications, attributes or skills of the Trustee nominees and continuing Trustees.

Name (Year of Birth) Address[1] Position with the Trusts (Since)[2]	Principal Occupation(s) During the Past Five Years	Other Directorships Held
Independent Trustees/Trustee Nominees

Thomas J. Folliard (1965) Trustee Nominee (Trustee of both Trusts since 2017)	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: BIFT, BSF (2017-Present).	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany (1952) Trustee Nominee (Advisory Board Member of both Trusts since May 2019)	Independent mutual fund industry consultant (2016-Present); Director of Research, E.V.P., Co-Founder: Strategic Insight (1986-2015); Advisory Board Member: BIFT, BSF (5/2019-Present).	None.

Raymond Noveck (1943) Trustee Nominee; Lead Independent Trustee; Audit Committee Chairperson (Trustee: BIFT since 1987; BSF since 2003)	Private Investor (1999-Present); Trustee: BIFT (1987-Present), BSF (2003-Present); Founder and President of Strategic Systems, Inc., provider of “The Medical Information Line” (1989-1999); Executive Vice President, Lifetime Corporation (1987-1989).	None.

Anita Rival Rosenberg (1964) Trustee Nominee (Trustee of both Trusts since 2013)	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: BIFT, BSF (2013-Present).	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD (1950) Trustee Nominee (Trustee: BIFT since 1987; BSF since 2003)	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: BIFT (1987-Present), BSF (2003-Present).	None.

Marvelle Sullivan (1979) Trustee Nominee (Advisory Board Member of both Trusts since February 2020)	Founder and CEO: Marvelle Co. LLC (4/2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novartis (2009-2017); Advisory Board Member: BIFT, BSF (2/2020-Present).	Director: GSK/Novartis Joint Venture (2014-2017).

Name (Year of Birth) Address[1] Position with the Trusts (Since)[2]	Principal Occupation(s) During the Past Five Years	Other Directorships Held
Alex Yemenidjian (1955) Trustee Nominee (Trustee of both Trusts since 2006)	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: BIFT, BSF (2006-Present).	Director: Guess?, Inc. (2005-Present); Director: Green Thumb Industries, Inc. (2019-Present); Director: Regal Entertainment Group (2005-Present).

Interested Trustees[3]

Ronald Baron (1943) Chief Executive Officer, Trustee and Portfolio Manager (Trustee: BIFT since 1987; BSF since 2003)	Director, Chairman and CEO: the Firm* (1982-Present); Trustee: BIFT (1987-Present), BSF (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	None.

Linda S. Martinson (1955) Chairperson, President, Chief Operating Officer and Trustee (Trustee: BIFT since 1987; BSF since 2003)	Director: the Firm* (2003-Present); Chief Operating Officer: the Firm* (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): BIFT; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): BSF; Director: Baron USA Partners Fund, Ltd. (2006-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	None.

[1]	The address of each Trustee Nominee and continuing Trustee is 767 Fifth Avenue, New York, New York 10153.
[2]

Each Trustee Nominee and continuing Trustee oversees, or, if elected, will oversee, the 17 portfolios (or series) of the Trusts (the “Fund Complex”). Each Trustee serves, or, if elected, will serve, for an indefinite term and until his or her successor is duly elected and qualified.

[3]	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and Baron Capital, Inc. (“BCI”), the Trusts’ distributor.
*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and the Adviser.

Each continuing Trustee or Trustee nominee, except for Ms. Rosenberg and Mr. Folliard, who were appointed as Trustees in May 2013 and August 2017, respectively, and Mr. Nachmany and Ms. Sullivan, who were appointed as Advisory Board Members in May 2019 and February 2020, respectively, has been a Board member of the Trusts for at least 14 years. Additional information about each Trustee nominee and continuing Trustee follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each continuing Trustee or Trustee nominee possesses that the Boards believe has prepared them to be effective Trustees. The Boards believe that the significance of each continuing Trustee’s or Trustee nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one continuing Trustee or Trustee nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Trusts) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser. The Trustees also may benefit from information provided by the Trust’s or the Adviser’s counsel. Counsel to the Independent Trustees has significant experience advising funds and fund board members. The Audit Committees of the Boards and their independent legal counsel meet regularly with the Trusts’ independent registered public accounting firm, and the Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

∎

Ronald Baron — In addition to his tenure as a Trustee of the Trusts, Mr. Baron is the Chief Executive Officer of the Trusts, having served as Chief Investment Officer of the Trusts since their respective inceptions on June 1987 and April 2003 to February 2020, as well as the portfolio manager of Baron Partners Fund, Baron Focused Growth Fund and Baron WealthBuilder Fund, each a series of BSF, and Baron Growth Fund, a series of BIFT. Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 48 years of experience as a Wall Street analyst and has managed money for others for over 43 years.

∎

Linda S. Martinson — In addition to serving as Chairperson of the Boards of Trustees of the Trusts, Ms. Martinson is the President and Chief Operating Officer of the Trusts. She has been with the Adviser for over 32 years, initially serving as the Adviser’s General Counsel until 2007 and its Corporate Secretary until 2008.

∎

Thomas J. Folliard — Mr. Folliard has been a Trustee of the Trusts since 2017. In addition to his tenure as Trustee, Mr. Folliard has served as the non-executive chair of the board of directors of CarMax, Inc., a public company, since August 2016. He joined CarMax in 1993 as senior buyer and became director of purchasing in 1994. He was promoted to vice president of merchandising in 1996, senior vice president of store operations in 2000 and executive vice president of store operations in 2001. Mr. Folliard served as president and chief executive officer of CarMax from 2006 to February 2016 and retired as chief executive officer in August 2016. Mr. Folliard has served on the board of PulteGroup, Inc., a public company, from 2012 to the present.

∎

Abraham (Avi) Nachmany — Mr. Nachmany has been an Advisory Board Member of the Trusts since May 2019. Mr. Nachmany also is an independent mutual fund industry consultant and business advisor. In 1986, he co-founded Strategic Insight, a thought leadership and business intelligence firm for mutual fund industry leaders, where he served in various capacities until his retirement in 2015 (including Director of Research for over 20 years).

∎

Raymond Noveck — Mr. Noveck has been a Trustee of BIFT since 1987 and of BSF since 2003. Mr. Noveck currently serves as the lead Independent Trustee of each Board. Mr. Noveck was also employed by the Firm (as defined in the table above) as a Managing Director from 1985 to 1987. Mr. Noveck is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements. He has also been on the Board of a public company and, as a CPA, has audited public companies including mutual funds and brokerage firms.

∎

Anita Rival Rosenberg — Ms. Rosenberg has been a Trustee of the Trusts since 2013. In addition to her tenure as Trustee, Ms. Rosenberg serves on the board of the Golub Capital BDC, Inc. She also serves as an Advisory Board member of Impala Capital Management, LLC and Value Act Capital, LLC. Ms. Rosenberg was a senior advisor to Magnetar Capital, a multi-strategy hedge fund. Ms. Rosenberg was a partner and portfolio manager of Harris Alternatives, LLC, and its predecessor, Harris Alternatives, L.P., from 1999 until her retirement in 2009.

∎

David A. Silverman, MD — Dr. Silverman has been a Trustee of BIFT since 1987 and of BSF since 2003. In addition to his tenure as Trustee, Dr. Silverman has been a Director of the New York Blood Center from 1999 to the present. He has also been a Physician and Faculty of New York University School of Medicine from 1976 to the present.

∎

Marvelle Sullivan — Ms. Sullivan is the founder and CEO of Marvelle Co., a business production company that works with boards, CEOs, executives, entrepreneurs and investor groups to identify, create and grow the innovative business models that will shape the future of healthcare. A lawyer by training, before founding her firm Ms. Sullivan was a Managing Director at J.P. Morgan where she was responsible for creating its healthcare venture with Amazon and Berkshire Hathaway. Before J.P. Morgan, she was with Novartis for ten years at its headquarters in Switzerland, where she served as Global Head of M&A and also served on the board of directors of the Novartis-GSK Consumer Health joint venture. Ms. Sullivan began her career at the London offices of the global law firm Allen & Overy, specializing in capital markets and M&A. She holds a J.D. from the University of Virginia School of Law, an MSc.

(1st class honors) from the London School of Economics and Political Science and a B.A. (summa cum laude) from East Carolina University.

∎

Alex Yemenidjian — Mr. Yemenidjian has been a Trustee of the Trusts since 2006. In addition to his tenure as Trustee, Mr. Yemenidjian serves on the boards of Guess?, Inc. (clothing manufacturer) and Regal Entertainment Group (movie theater operator), both public companies, and charitable foundations and served as the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, from 2009 to 2015. Mr. Yemenidjian is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements.

The Boards believe that the foregoing specific experiences, qualifications, attributes and skills of each Trustee nominee and continuing Trustee have prepared them to be effective Trustees. The Boards also believe that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

Boards’ Oversight Role; Board Composition and Structure

The Boards’ role in management of the Trusts is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trusts, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the series of the Trusts, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, cybersecurity risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, regularly interact with and receive reports from senior personnel of service providers, including the Adviser. The Boards’ Audit Committees (which each consist of two Independent Trustees) and counsel to the Independent Trustees meet regularly with the Trusts’ independent registered public accounting firm and the Trusts’ Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Boards have adopted policies and procedures designed to address certain risks to the Trusts. In addition, the Adviser and other service providers to the Trusts have adopted a variety of policies, procedures and controls designed to address particular risks to the Trusts. However, it is not possible to eliminate all of the risks applicable to the Trusts. The Boards also receive reports from counsel to the Adviser and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Trusts’ investments or activities.

The 1940 Act requires that at least 40% of the Trusts’ Trustees not be “interested persons” (as defined in the 1940 Act) of the Trusts, and to rely on certain exemptive rules under the 1940 Act, a majority of the Trusts’ Trustees must not be interested persons of the Trusts. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Trustees who are Independent Trustees. Currently, seven of the nine Trustees are not “interested persons” (as defined in the 1940 Act) of the Trusts (as such, these seven Trustees are Independent Trustees). The chairperson of the Boards is an Interested Trustee, and the Independent Trustees have designated a lead Independent Trustee of each Trust who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their independent legal counsel. Each Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trusts and potential conflicts of interest that could arise from these relationships.

Board Meetings; Committees of the Boards

During the last fiscal year of each Trust, the Boards of BIFT and BSF met four and five times, respectively. Each Board has established four committees: Audit, Executive, Nominating and Independent Trustees. During the last fiscal year of each Trust, each Trustee attended at least 75% of the aggregate of all of the meetings of the Board and committees of each Trust on which he or she served. Although Trustees are not required to attend shareholder meetings, Trustees are available to participate at the request of shareholders.

Each Board’s Audit Committee currently has two members, Norman S. Edelcup and Raymond Noveck, both Independent Trustees. In connection with the election of the Trustee nominees and the expected retirement of Norman S. Edelcup, it currently is anticipated that Messrs. Folliard and Yemenidjian will be appointed to each Board’s Audit Committee. Each Board’s Audit Committee recommends to each Trusts’ full Board the engagement or discharge of the Trusts’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audits; and reviews the independence of the independent accountants. The BIFT Audit Committee held three meetings during BIFT’s last fiscal year. The BSF Audit Committee held five meetings during BSF’s last fiscal year.

Each Board’s Executive Committee has two members, Ronald Baron and Linda S. Martinson, both Interested Trustees. Each Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. Four Executive Committee meetings were held by each Trust during the Trust’s last fiscal year.

Each Board’s Nominating Committee currently is comprised of all of the Independent Trustees, and its function is to select and nominate candidates for election to the

Trust’s Board. In evaluating potential nominees, including any nominees recommended by shareholders as discussed below, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity and the considerations discussed above under “Information about the Trustee Nominees and Continuing Trustees.” Although the Nominating Committees do not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Committees may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Boards’ membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, 767 Fifth Avenue, New York, New York 10153. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The BIFT Nominating Committee held one meeting during BIFT’s last fiscal year. The BSF Nominating Committee did not hold any meetings during BSF’s last fiscal year. The Nominating Committee Charter for the Trusts is not available on the Trusts’ or the Adviser’s website, but is attached to this Combined Proxy Statement as Appendix A.

Each Board’s Independent Trustees Committee is comprised of all of the Independent Trustees. Each Committee discusses various Trust matters, including the advisory contract and distribution plan. Four Independent Trustees Committee meetings were held by each Trust during the Trust’s last fiscal year.

Information about Trust Officers

Set forth in the table below are the names and certain biographical and other information for the Trusts’ officers (in addition to Mr. Baron and Ms. Martinson), as reported to the Trusts by each officer.

Name (Year of Birth) Address[1]	Position(s) held with the Trusts and Term[2] (Since)	Principal Occupation(s) During the Past Five Years
Louis Beasley (1970)	Vice President and Chief Compliance Officer (2014)	Vice President and Chief Compliance Officer: the Firm*, BIFT, BSF.

Clifford Greenberg (1959)	Senior Vice President (BIFT: 1997; BSF: 2003) and Co-Chief Investment Officer (2020)	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*; Senior Vice President and Co-Chief Investment Officer: BIFT, BSF.

Patrick M. Patalino (1968)	Vice President, General Counsel and Secretary (2007)	Vice President, General Counsel and Secretary: the Firm*, BIFT, BSF.

Andrew Peck (1969)	Senior Vice President (2003) and Co-Chief Investment Officer (2020)	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*; Senior Vice President and Co-Chief Investment Officer: BIFT, BSF; Portfolio Manager: Baron Asset Fund.

Peggy C. Wong (1961)	Vice President, Treasurer and Chief Financial Officer (BIFT: 1987; BSF: 2003)	Vice President, Chief Financial Officer and Treasurer: the Firm*, BIFT, BSF.

[1]	The address of each officer is 767 Fifth Avenue, New York, New York 10153.
[2]	Each officer serves an indefinite term and until his or her successor is duly elected and qualified.
*	The “Firm” means BCG along with its subsidiaries BCI, BCM and the Adviser.

Beneficial Ownership of Shares of the Series of the Trusts and Fund Complex

The following table shows the dollar range of shares beneficially owned by each Trustee nominee and continuing Trustee as of December 31, 2019 (and valued as of that date):

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees:
Ronald Baron	BIFT:
	Baron Asset Fund	>$100,000
	Baron Growth Fund	>$100,000
	Baron Small Cap Fund	>$100,000
	Baron Opportunity Fund	>$100,000
	Baron Fifth Avenue Growth Fund	>$100,000
	Baron Discovery Fund	>$100,000
	Baron Durable Advantage Fund	>$100,000

BSF:
	Baron Partners Fund	>$100,000
	Baron Focused Growth Fund	>$100,000
	Baron International Growth Fund	>$100,000
	Baron Real Estate Fund	>$100,000
	Baron Emerging Markets Fund	>$100,000
	Baron Global Advantage Fund	>$100,000
	Baron Real Estate Income Fund	>$100,000
	Baron Health Care Fund	>$100,000
	Baron FinTech Fund	>$100,000
	Baron WealthBuilder Fund	>$100,000	>$100,000

Linda S. Martinson	BIFT:
	Baron Asset Fund	>$100,000
	Baron Growth Fund	>$100,000
	Baron Small Cap Fund	>$100,000
	Baron Opportunity Fund	>$100,000
	Baron Fifth Avenue Growth Fund	>$100,000
	Baron Discovery Fund	>$100,000
	Baron Durable Advantage Fund	$50,001 - $100,000

BSF:
	Baron Partners Fund	>$100,000
	Baron Focused Growth Fund	>$100,000
	Baron International Growth Fund	>$100,000
	Baron Real Estate Fund	>$100,000
	Baron Emerging Markets Fund	>$100,000
	Baron Global Advantage Fund	>$100,000
	Baron Real Estate Income Fund	$10,001 - $50,000
	Baron Health Care Fund	>$100,000
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	$0	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees/Trustee Nominee:
Thomas J. Folliard	BIFT:
	Baron Asset Fund	$0
	Baron Growth Fund	$0
	Baron Small Cap Fund	$0
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$0
	Baron Discovery Fund	$0
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	$0
	Baron Focused Growth Fund	$0
	Baron International Growth Fund	$0
	Baron Real Estate Fund	$0
	Baron Emerging Markets Fund	$0
	Baron Global Advantage Fund	$0
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	>$100,000
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	>$100,000	>$100,000

Abraham (Avi) Nachmany	BIFT:
	Baron Asset Fund	$10,001 - $50,000
	Baron Growth Fund	$10,001 - $50,000
	Baron Small Cap Fund	$50,001 - $100,000
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$10,001 - $50,000
	Baron Discovery Fund	$50,001 - $100,000
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	$10,001 - $50,000
	Baron Focused Growth Fund	$0
	Baron International Growth Fund	$50,001 - $100,000
	Baron Real Estate Fund	$10,001 - $50,000
	Baron Emerging Markets Fund	$10,001 - $50,000
	Baron Global Advantage Fund	$50,001 - $100,000
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	$0
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	$50,001 - $100,000	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Raymond Noveck	BIFT:
	Baron Asset Fund	>$100,000
	Baron Growth Fund	>$100,000
	Baron Small Cap Fund	>$100,000
	Baron Opportunity Fund	$50,001 - $100,000
	Baron Fifth Avenue Growth Fund	>$100,000
	Baron Discovery Fund	$50,001 - $100,000
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	>$100,000
	Baron Focused Growth Fund	$0
	Baron International Growth Fund	$50,001 - $100,000
	Baron Real Estate Fund	>$100,000
	Baron Emerging Markets Fund	$10,001 - $50,000
	Baron Global Advantage Fund	$0
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	$0
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	$0	>$100,000

Anita Rival Rosenberg	BIFT:
	Baron Asset Fund	$0
	Baron Growth Fund	$0
	Baron Small Cap Fund	$0
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$0
	Baron Discovery Fund	$0
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	$0
	Baron Focused Growth Fund	>$100,000
	Baron International Growth Fund	$0
	Baron Real Estate Fund	$0
	Baron Emerging Markets Fund	$0
	Baron Global Advantage Fund	$0
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	$0
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	$0	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David A. Silverman	BIFT:
	Baron Asset Fund	$0
	Baron Growth Fund	$0
	Baron Small Cap Fund	$0
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$0
	Baron Discovery Fund	$0
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	$50,001 - $100,000
	Baron Focused Growth Fund	$0
	Baron International Growth Fund	$0
	Baron Real Estate Fund	$0
	Baron Emerging Markets Fund	$0
	Baron Global Advantage Fund	$0
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	$0
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	$0	$50,001 - $100,000

Alex Yemenidjian	BIFT:
	Baron Asset Fund	$0
	Baron Growth Fund	$0
	Baron Small Cap Fund	$0
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$0
	Baron Discovery Fund	$0
	Baron Durable Advantage Fund	$0

	BSF:
	Baron Partners Fund	$0
	Baron Focused Growth Fund	$0
	Baron International Growth Fund	$0
	Baron Real Estate Fund	$0
	Baron Emerging Markets Fund	$0
	Baron Global Advantage Fund	$0
	Baron Real Estate Income Fund	$0
	Baron Health Care Fund	$0
	Baron FinTech Fund	$0
	Baron WealthBuilder Fund	>$100,000	>$100,000

Remuneration of Trustees and Officers

The Fund Complex pays each Independent Trustee and Advisory Board Member annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee and Advisory Board Member receives an annual base compensation of $155,000, with the lead Independent Trustee receiving an additional $20,000. An additional $12,000 is paid to each Independent Trustee and Advisory Board Member for attendance in person at each quarterly meeting of the Boards; $3,500 is paid per quarterly Board meeting, if the Trustee or Advisory Board Member participates by telephone. Each member of the Audit Committees receives an additional $10,000 in annual compensation for serving on the Audit Committees. An additional $10,000 is paid to the Audit Committee Chairperson. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Trusts. The aggregate amount of compensation paid to each current Trustee or Advisory Board Member by each Trust for the Trust’s last fiscal year, and by all funds in the Fund Complex for the year ended December 31, 2019, were as follows:

Trustee	Aggregate Compensation from BIFT	Aggregate Compensation From BSF	Aggregate Compensation from the Fund Complex
Interested Trustees
Ronald Baron	N/A	N/A	N/A
Linda S. Martinson	N/A	N/A	N/A

Independent Trustees/Advisory Board Members
Thomas J. Folliard	$106,425	$61,075	$174,500
Abraham (Avi) Nachmany[1]	$41,795	$40,267	$115,049
Raymond Noveck	$132,225	$75,075	$214,500
Anita Rival Rosenberg	$102,645	$61,075	$174,500
David A. Silverman	$102,200	$58,800	$168,000
Marvelle Sullivan[2]	None	None	None
Alex Yemenidjian	$106,425	$61,075	$174,500

[1]	Mr. Nachmany was appointed as an Advisory Board Member in May 2019.
[2]	Ms. Sullivan was appointed as an Advisory Board Member in February 2020.

BOARD RECOMMENDATION

The Boards of the Trusts recommend that each nominee listed above be elected to serve as a Trustee for an indefinite term and until his or her successor is duly elected and qualified. EACH BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE IN FAVOR OF EACH NOMINEE.

REQUIRED VOTE

Election of individual Trustees requires an affirmative vote of a plurality of all shares voting if a quorum is present.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as the Trusts’ independent registered public accounting firm. Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

ACCOUNTING FEES AND SERVICES FOR THE TRUSTS

Audit Fees

The aggregate fees billed for each Trust’s last two fiscal years for professional services rendered by PwC for the audit of each of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements, is as follows:

Fiscal year end	2019	2018
BIFT	$312,060	$272,200
BSF	$327,700	$328,650

Audit-Related Fees

Audit-related fees include fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Trusts’ financial statements and are not reported as Audit Fees. These services include due diligence related to fund reorganizations, accounting consultations, audits in connection with reorganizations, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. There were no audit-related fees billed for each Trust’s last two fiscal years.

Tax Fees

Tax fees include fees for tax compliance, tax advice and tax planning, which typically include the preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to reorganizations and requests for rulings or technical advice tax authorities. The aggregate tax fees billed by PwC for each Trust’s last two fiscal years for services rendered for tax compliance, tax advice and tax planning is as follows:

Fiscal year end	2019	2018
BIFT	$109,973	$110,350
BSF	$250,802	$151,950

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

There were no other fees billed for each Trust’s last two fiscal years for products and services provided by PwC, other than the services reported under the Audit Fees, Audit-Related Fees or Tax Fees captions above.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Trusts, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trusts (“Service Affiliates”), for each Trust’s last two fiscal years is as follows:

Fiscal year end	2019	2018
BIFT	$30,500	$30,500
BSF	$33,000	$30,500

Audit Committee Pre-Approval Policies and Procedures

The Charter of the Audit Committee of each Board requires that the Committee approve (1) all audit and permissible non-audit services to be provided to the Trust and (b) all permissible non-audit services to be provided by the Trust’s independent auditors to the Adviser or any Service Affiliate, if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committees have the duty to consider whether the non-audit services provided by the Trusts’ auditor to the Adviser or any Service Affiliate that provides ongoing services to the Trusts, which services were not pre-approved by the Audit Committees, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

There were no services described above (including services required to be approved by the Audit Committees pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

ADDITIONAL INFORMATION

BAMCO, Inc. and Baron Capital, Inc., each with its principal office located at 767 Fifth Avenue, 49th Floor, New York, New York 10153, serve as the Trusts’ investment adviser and distributor, respectively. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trusts’ administrator.

The cost of preparing, printing and mailing the proxy, notice and this Combined Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other means, will be paid by the Trusts.

It is expected that the solicitation of proxies will be primarily by mail. In addition to mailing, proxies may be solicited personally or by telephone, and the Trusts may pay persons holding Trust shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Trusts will retain Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies, primarily by contacting stockholders by telephone, which is expected to cost up to approximately $800,000, plus any out of pocket expenses. Such costs will be borne by the Trusts. Shareholders may authorize Broadridge to execute proxies on their behalf, by telephone or through the Internet. Proxies that are obtained by telephone authorization will be recorded in accordance with procedures that are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

When soliciting telephonic proxies, the proxy solicitor is required to ask for each shareholder’s full name, address, social security or tax identification number, and the number of shares owned to confirm that the shareholder has received this Combined Proxy Statement and proxy card in the mail. If the information is consistent, the proxy solicitor would explain the voting process and the proposals and ask for the shareholder’s voting instructions. The proxy solicitor would not recommend to the shareholder how to vote, other than to read any recommendations set forth in this Combined Proxy Statement. The proxy solicitation firm confirms the voting instructions to the shareholder promptly by letter or e-mail.

Shareholders who want to vote by electronic proxy rather than mailing back the proxy card may do so by accessing the Internet website indicated on the proxy card or by calling the toll-free number referenced on the proxy card. The shareholder will be prompted to provide his or her control number that appears on the proxy card. If the information is correctly entered, the shareholder will be provided with instructions and the opportunity to enter votes. Confirmation of telephone voting instructions are done immediately over the phone, while the shareholder will be sent electronic confirmation of the voting instructions by e-mail.

Proxies may also be voted by filling out the proxy card sent with this Combined Proxy Statement and returning it to the Trusts. For a replacement proxy card or additional information, please call Broadridge at 1-800-690-6903. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. Shareholders will not be able to attend the Meeting in person, but will be able to participate virtually.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on May 22, 2020

The following materials relating to this Combined Proxy Statement are available at www.proxyvote.com:

∎	this Combined Proxy Statement;
∎	the accompanying Notice of Joint Special Meeting of Shareholders;
∎	information on how to participate at the Meeting;
∎	a proxy card and any other proxy materials; and
∎	each Trust’s Annual Report for the Trust’s last fiscal year.

BENEFICIAL OWNERSHIP OF SHARES OF THE TRUSTS

AND THE FUND COMPLEX

The series of Trusts offer three classes of shares, Retail Shares, Institutional Shares and R6 (or, in the case of Baron WealthBuilder Fund, TA) Shares, which differ only in their ongoing fees and eligibility requirements. Each share is entitled to one vote. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Certain information as to the number of shares outstanding and share ownership for each of the series of BIFT and BSF is set forth on Appendix B and Appendix C, respectively.

HOUSEHOLDING NOTICE

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent Annual and Semi-Annual Financial Reports of the Trusts will be mailed to shareholders having the same last name and address in the Trusts’ records. The consolidation of these mailings, householding, benefits the Trusts through reduced mailing expense. You may call 1-800-992-2766 or write to the Trusts at 767 Fifth Avenue, New York, New York 10153 if you need additional copies of the documents, or if you wish to receive separate Annual or Semi-Annual Financial Reports or proxy statements in the future. You may also visit www.BaronFunds.com to view and/or download these documents, as well as other information about the Trusts.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Any shareholder proposal to be included in the proxy statement for the Trusts’ next meeting of shareholders must be received by the Trusts within a reasonable period of time prior to that meeting. The Trusts are not required to hold annual meetings of shareholders and have no current plans to hold a shareholder meeting in the next year.

Shareholders who wish to communicate with Trustees should send communications to the relevant Trust, 767 Fifth Avenue, 49th Floor, New York, New York 10153, to the attention of the Trust’s Secretary. The Trust’s Secretary is responsible for determining, in consultation with other officers of the Trust and Trust counsel, which shareholder communications will be directed to the Trustee or Trustees indicated in the communication.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards are not aware of any other business to be brought before the Meeting. Should any other matters requiring a shareholder vote arise, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY TOLL-FREE TELEPHONE CALL OR AT THE WEBSITE. TO AVOID THE EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

By order of the Boards of Trustees

/s/ Patrick M. Patalino

Patrick M. Patalino

SECRETARY

APPENDIX A

NOMINATING COMMITTEE CHARTER AND PROCEDURES

Baron Investment Funds Trust

Baron Select Funds

ORGANIZATION

The Nominating Committee (the “Committee”) of each fund listed above (each, the “Fund”) shall be composed solely of Trustees (“Trustees”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Trustee nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

∎	the character and integrity of the person;
∎	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Fund;
∎	whether or not the person has any relationships that might impair his or her service on the Board;
∎	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;
∎	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
∎	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Fund; and

∎

the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

SOURCES FOR IDENTIFICATION OF NOMINEES

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (1) the Fund’s current Trustees, (2) the Fund’s officers, (3) the Fund’s shareholders (see below) and (4) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm, at the Fund’s expense, to identify potential candidates.

SUBMISSION OF NOMINATIONS

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 767 Fifth Avenue, New York, New York 10153. The following procedures must be followed to submit Trustee nominations.

Nominations must be submitted in writing.

The nomination submission must include the following information:

∎	the Nominating shareholder’s name as it appears on the Fund’s books and the class and number of shares of the Fund owned of record and beneficially by the Nominating shareholder;
∎

whether the Nominating shareholder believes that the candidate is an “interested person” (as defined in the 1940 Act) of the Fund and, if believed not to be an interested person, information regarding the candidate that will be sufficient for the Fund to make such determination;

∎	all information relating to the nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees;
∎	information sufficient to evaluate the factors listed above under “Evaluation of Potential Nominees”;

∎	a written consent of the nominee to stand for election if nominated by the Board and to serve if elected by the shareholders; and
∎	such other information as may be reasonably requested by the Committee.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

As Revised: May 18, 2010

APPENDIX B

BARON INVESTMENT FUNDS TRUST

SHARES OUTSTANDING AND OWNERSHIP

Record Shares.

As of December 31, 2019, each series of BIFT had the following number of shares of record outstanding and entitled to vote:

Baron Asset Fund	52,219,568
Baron Growth Fund	85,906,676
Baron Small Cap Fund	134,832,104
Baron Opportunity Fund	18,924,193
Baron Fifth Avenue Growth Fund	9,714,223
Baron Discovery Fund	27,745,019
Baron Durable Advantage Fund	685,418

Control Persons.

As of December 31, 2019, the following persons were known to BIFT to be the record owners of more than 25% of the voting securities of each series:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund	Baron Durable Advantage Fund
Charles Schwab & Co., Inc., San Francisco, CA	—	—	—	25.12%	26.96%	27.58%	—
National Financial Services Corp., New York, NY	28.31%	39.41%	—	—	—	—	—

Principal Holders.

As of December 31, 2019, the following persons were known to BIFT to be the record owners of 5% or more of a class of the voting securities of each series:

	Record Holders
	Baron Asset Fund (Retail Class)	Baron Growth Fund (Retail Class)	Baron Small Cap Fund (Retail Class)	Baron Opportunity Fund (Retail Class)	Baron Fifth Avenue Growth Fund (Retail Class)	Baron Discovery Fund (Retail Class)	Baron Durable Advantage Fund (Retail Class)
Charles Schwab & Co., Inc., San Francisco, CA	31.32%	23.96%	31.35%	32.20%	30.23%	28.82%	34.35%
National Financial Services Corp., New York, NY	22.02%	35.47%	25.14%	24.93%	26.78%	39.72%	39.86%
TD Ameritrade Inc, Omaha, NE	—	—	—	6.65%	6.89%	14.29%	10.74%

	Record Holders
	Baron Asset Fund (Insti- tutional Class)	Baron Growth Fund (Insti- tutional Class)	Baron Small Cap Fund (Insti- tutional Class)	Baron Opportunity Fund (Insti- tutional Class)	Baron Fifth Avenue Growth Fund (Insti- tutional Class)	Baron Discovery Fund (Insti- tutional Class)	Baron Durable Advantage Fund (Insti- tutional Class)
Ronald Baron and related family accounts, New York, NY	—	—	—	10.98%	10.78%	—	—
BAMCO, Inc., New York, NY	—	—	—	—	—	—	29.80%
Charles Schwab & Co., Inc., San Francisco, CA	6.51%	10.72%	7.31%	7.67%	24.43%	26.91%	11.06%
National Financial Services Corp., New York, NY	35.87%	42.49%	15.91%	9.59%	19.97%	12.70%	—
UBS Financial Services Inc, Weehawken, NJ	—	—	—	—	—	10.41%	—
Edward D Jones & Co, St. Louis, MO	—	—	12.52%	—	—	—	—
Morgan Stanley Smith Barney, Jersey City, NJ	—	6.78%	—	—	—	9.98%	—
First Clearing LLC, Saint Louis, MO	—	—	30.07%	14.46%	7.71%	—	—
LPL Financial, San Diego, CA	6.50%	—	—	13.37%	6.14%	—	—
Pershing LLC, Jersey City, NJ	26.46%	—	—	8.27%	—	—	—
Saxon & Co, Philadelphia, PA	—	—	—	—	—	9.49%	—

	Record Holders
	Baron Asset Fund (Insti- tutional Class)	Baron Growth Fund (Insti- tutional Class)	Baron Small Cap Fund (Insti- tutional Class)	Baron Opportunity Fund (Insti- tutional Class)	Baron Fifth Avenue Growth Fund (Insti- tutional Class)	Baron Discovery Fund (Insti- tutional Class)	Baron Durable Advantage Fund (Insti- tutional Class)
Alex Umansky, Scarsdale, NY (included in Charles Schwab above)	—	—	—	—	—	—	14.53%
Charles Mathewson, Reno, NV (included in First Clearing LLC above)	—	—	—	5.24%	—	—	—
Raymond James, St Petersburg, FL	—	—	—	7.19%	—	9.61%	—

	Record Holders
	Baron Asset Fund (R6 Class)	Baron Growth Fund (R6 Class)	Baron Small Cap Fund (R6 Class)	Baron Opportunity Fund (R6 Class)	Baron Fifth Avenue Growth Fund (R6 Class)	Baron Discovery Fund (R6 Class)	Baron Durable Advantage Fund (R6 Class)
BAMCO, Inc., New York, NY	27.44%	22.84%	—	11.26%	69.44%	18.31%	5.99%
Baron Capital Management, Inc., New York, NY	—	—	6.68%	74.73%	—	—	—
Charles Schwab & Co., Inc., San Francisco, CA	20.97%	9.11%	9.90%	13.21%	29.99%	45.65%	94.00%
National Financial Services Corp., New York, NY	15.40%	18.64%	11.81%	—	—	—	—
Ronald Baron and related family accounts, New York, NY (included in Charles Schwab above)	19.23%	5.59%	—	—	19.27%	—	—
John Hancock Trust Co LLC, Westwood, MA	19.64%	—	8.04%	—	—	—	—
Saxon & Co, Philadelphia, PA	—	5.80%	57.50%	—	—	—	—
Wells Fargo Bank, Charlotte, NC	—	24.35%	—	—	—	—	—
Great-West Trust Co LLC, Greenwood Village, CO	—	12.66%	—	—	—	20.24%	—
Michael Lippert, New York, NY (included in Charles Schwab above)	—	—	—	5.01%	—	—	—

	Record Holders
	Baron Asset Fund (R6 Class)	Baron Growth Fund (R6 Class)	Baron Small Cap Fund (R6 Class)	Baron Opportunity Fund (R6 Class)	Baron Fifth Avenue Growth Fund (R6 Class)	Baron Discovery Fund (R6 Class)	Baron Durable Advantage Fund (R6 Class)
Laird Bieger, Greenwich, CT (included in Charles Schwab above)	—	—	—	—	—	12.06%	—
Randolph Gwirtzman, Hewlett Harbor, NY (included in Charles Schwab above)	—	—	—	—	—	6.70%	—
Linda Martinson, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	14.21%

As of December 31, 2019, the following persons were known to BIFT to be the beneficial owners of 5% or more of a class of the voting securities of each series:

	Beneficial Holders
	Baron Asset Fund (Insti- tutional Class)	Baron Growth Fund (Insti- tutional Class)	Baron Small Cap Fund (Insti- tutional Class)	Baron Opportunity Fund (Insti- tutional Class)	Baron Fifth Avenue Growth Fund (Insti- tutional Class)	Baron Discovery Fund (Insti- tutional Class)	Baron Durable Advantage Fund (Insti- tutional Class)
Ronald Baron and related family accounts, New York, NY	—	—	—	11.60%	11.14%	—	31.07%

	Beneficial Holders
	Baron Asset Fund (R6 Class)	Baron Growth Fund (R6 Class)	Baron Small Cap Fund (R6 Class)	Baron Opportunity Fund (R6 Class)	Baron Fifth Avenue Growth Fund (R6 Class)	Baron Discovery Fund (R6 Class)	Baron Durable Advantage Fund (R6 Class)
Ronald Baron and related family accounts, New York, NY	44.02%	26.22%	10.92%	80.46%	82.01%	18.36%	5.41%

APPENDIX C

BARON SELECT FUNDS

SHARES OUTSTANDING AND OWNERSHIP

Record Shares.

As of December 31, 2019, each series of BSF had the following number of shares of record outstanding and entitled to vote:

Baron Partners Fund	39,004,571
Baron Focused Growth Fund	12,749,151
Baron International Growth Fund	13,043,604
Baron Real Estate Fund	23,425,065
Baron Emerging Markets Fund	360,986,041
Baron Global Advantage Fund	13,627,965
Baron Real Estate Income Fund	386,997
Baron Health Care Fund	1,192,629
Baron FinTech Fund	366,927
Baron WealthBuilder Fund	9,859,350

Control Persons.

As of December 31, 2019, the following persons were known to BSF to be the record owners of more than 25% of the voting securities of each series:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Ronald Baron and related family accounts, New York, NY	—	51.61%	—	—	—
Charles Schwab & Co., Inc., San Francisco, CA	—	—	27.97%	—	26.14%
Baron Capital Management, Inc., New York, NY	—	26.30%	—	—	—

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron WealthBuilder Fund
Ronald Baron and related family accounts, New York, NY	—	28.27%	26.52%	61.55%	—
Charles Schwab & Co., Inc., San Francisco, CA	28.01%	58.93%	27.53%	31.87%	—
National Financial Services Corp., New York, NY	31.31%	—	—	—	—
BAMCO, Inc., New York, NY	—	28.24%	28.84%	68.13%	—
Jeffrey Kolitch, New York, NY (included in Charles Schwab above)	—	26.90%	—	—	—
Josh Saltman, New York, NY (included in Charles Schwab above)	—	—	—	27.35%	—

Principal Holders.

As of December 31, 2019, the following persons were known to BSF to be the record owners of 5% or more of a class of the voting securities of each series:

	Record Holders
	Baron Partners Fund (Retail Class)	Baron Focused Growth Fund (Retail Class)	Baron International Growth Fund (Retail Class)	Baron Real Estate Fund (Retail Class)	Baron Emerging Markets Fund (Retail Class)
Charles Schwab & Co., Inc., San Francisco, CA	34.50%	15.86%	53.13%	29.85%	56.13%
National Financial Services Corp., New York, NY	27.02%	22.23%	14.68%	40.70%	19.77%
TD Ameritrade Inc FEBO Clients, Omaha, NE	6.49%	5.24%	7.73%	—	6.51%
UBS Financial Services Inc, Weehawken, NJ	—	8.20%	—	—	—
Great-West Life & Annuity, Greenwood Village, CO	—	—	8.83%	—	—

	Record Holders
	Baron Partners Fund (Institutional Class)	Baron Focused Growth Fund (Institutional Class)	Baron International Growth Fund (Institutional Class)	Baron Real Estate Fund (Institutional Class)	Baron Emerging Markets Fund (Institutional Class)
Ronald Baron and related family accounts, New York, NY	—	24.01%	—	—	—
Charles Schwab & Co., Inc., San Francisco, CA	13.00%	20.16%	20.26%	15.51%	21.86%
National Financial Services Corp., New York, NY	9.15%	—	18.55%	12.36%	20.45%
First Clearing LLC, Saint Louis, MO	18.78%	7.85%	11.43%	9.14%	—
UBS Financial Services Inc, Weehawken, NJ	9.05%	—	5.17%	—	—
Morgan Stanley Smith Barney, Jersey City, NJ	6.27%	—	10.01%	14.85%	—
Merrill Lynch PF&S Inc, Jacksonville, FL	7.21%	—	—	7.09%	—
Pershing LLC, Jersey City, NJ	5.24%	—	6.57%	—	11.66%
Schwab Charitable Fund, GWL Donor Advised Account, Walnut Creek, CA	—	15.85%	—	—	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	—	—	—	6.02%	5.15%
Band & Co c/o US Bank NA, Milwaukee, WI	—	—	—	—	8.44%
Charles Mathewson, Reno, NV (included in First Clearing LLC above)	—	7.05%	5.03%	—	—
SEI Private Trust Co, Oaks, PA	—	—	—	—	9.42%
Baron Capital Foundation, New York, NY	—	10.21%	—	—	—

	Record Holders
	Baron Partners Fund (R6 Class)	Baron Focused Growth Fund (R6 Class)	Baron International Growth Fund (R6 Class)	Baron Real Estate Fund (R6 Class)	Baron Emerging Markets Fund (R6 Class)
Charles Schwab & Co., Inc., San Francisco, CA	11.34%	18.08%	8.77%	26.35%	15.93%
National Financial Services Corp., New York, NY	—	—	—	—	9.77%
Baron Capital Management, Inc., New York, NY	80.19%	56.57%	—	—	—
BAMCO, Inc., New York, NY	—	18.31%	76.49%	62.12%	—
Ronald Baron and related family accounts, New York, NY (included in Charles Schwab above and other financial institutions)	11.02%	25.06%	—	—	—
Great-West Trust Co LLC, Greenwood Village, CO	—	—	7.16%	—	8.65%
DCGT Trustee & or Custodian, Des Moines, IA	—	—	—	7.79%	15.19%
Lincoln Retirement Plan Services Co., Fort Wayne, IN	—	—	—	—	14.09%
Voya Retirement Insurance & Annuity Co, Windsor, CT	—	—	—	—	13.27%
Jeffrey Kolitch, New York, NY (included in Charles Schwab above)	—	—	—	6.18%	—

	Record Holders
	Baron Global Advantage Fund (Retail Class)	Baron Real Estate Income Fund (Retail Class)	Baron Health Care Fund (Retail Class)	Baron FinTech Fund (Retail Class)	Baron WealthBuilder Fund (Retail Class)
Ronald Baron and related family accounts, New York, NY	—	—	—	—	17.27%
Charles Schwab & Co., Inc., San Francisco, CA	25.70%	74.42%	29.98%	11.64%	40.18%
National Financial Services Corp., New York, NY	50.47%	—	—	—	36.93%
BAMCO, Inc., New York, NY	—	—	—	88.36%	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	14.99%	—	28.70%	—	6.59%
Interactive Brokers LLC, Greenwich, CT	—	—	14.41%	—	—

	Record Holders
	Baron Global Advantage Fund (Institutional Class)	Baron Real Estate Income Fund (Institutional Class)	Baron Health Care Fund (Institutional Class)	Baron FinTech Fund (Institutional Class)	Baron WealthBuilder Fund (Institutional Class)
Ronald Baron and related family accounts, New York, NY	—	—	—	—	6.21%
Charles Schwab & Co., Inc., San Francisco, CA	29.76%	45.39%	15.94%	42.38%	—
National Financial Services Corp., New York, NY	16.59%	—	—	—	—
UBS Financial Services Inc, Weehawken, NJ	7.46%	—	—	—	—
Pershing LLC, Jersey City, NJ	15.58%	—	—	—	—
BAMCO, Inc., New York, NY	—	45.10%	48.29%	57.62%	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	6.32%	—	—	—	—
Raymond James, St Petersburg, FL	9.01%	—	—	—	—
Jeffrey Kolitch, New York, NY (included in Charles Schwab above)	—	45.10%	—	—	—
Robert Appel, New York, NY	—	—	10.55%	—	—
Josh Saltman, New York, NY (included in Charles Schwab above)	—	—	—	38.54%	—
Sanfilippo Family Trust, Las Vegas, NV	—	—	—	—	7.27%
Julie Moelis, Los Angeles, CA	—	—	—	—	7.55%
Moelis Trust, Beverly Hills, CA	—	—	—	—	6.31%
Lauran Bromley, Northbrook, IL	—	—	—	—	18.87%
Mark Butler, Carlisle, PA	—	—	—	—	7.30%
Elizabeth Weymouth, New York, NY	—	—	—	—	6.22%

	Record Holders
	Baron Global Advantage Fund (R6 Class)	Baron Real Estate Income Fund (R6 Class)	Baron Health Care Fund (R6 Class)	Baron FinTech Fund (R6 Class)	Baron WealthBuilder Fund (TA Class)
Charles Schwab & Co., Inc., San Francisco, CA	32.54%	93.11%	97.56%	—	—
BAMCO, Inc., New York, NY	65.07%	6.88%	—	100.00%	42.72%
Linda Martinson, New York, NY (included in Charles Schwab above)	—	10.90%	—	—	—
Neal Kaufman, New York, NY (included in Charles Schwab above)	—	—	54.09%	—	—
George Fellows, Jupiter, FL	—	—	—	—	6.00%
Barry Sternlicht, Miami Beach, FL	—	—	—	—	5.97%
Renee Berger, New York, NY	—	—	—	—	5.99%
Sandye Berger, New York, NY	—	—	—	—	5.84%

As of December 31, 2019, the following persons were known to BSF to be the beneficial owners of 5% or more of a class of the voting securities of each series:

	Beneficial Holders
	Baron Partners Fund (Institutional Class)	Baron Focused Growth Fund (Institutional Class)	Baron International Growth Fund (Institutional Class)	Baron Real Estate Fund (Institutional Class)	Baron Emerging Markets Fund (Institutional Class)
Ronald Baron and related family accounts, New York, NY	—	24.48%	—	—	—

	Beneficial Holders
	Baron Partners Fund (R6 Class)	Baron Focused Growth Fund (R6 Class)	Baron International Growth Fund (R6 Class)	Baron Real Estate Fund (R6 Class)	Baron Emerging Markets Fund (R6 Class)
Ronald Baron and related family accounts, New York, NY	86.70%	92.70%	69.81%	61.08%	—

	Beneficial Holders
	Baron Global Advantage Fund (Retail Class)	Baron Real Estate Income Fund (Retail Class)	Baron Health Care Fund (Retail Class)	Baron FinTech Fund (Retail Class)	Baron WealthBuilder Fund (Retail Class)
Ronald Baron and related family accounts, New York, NY	—	—	—	79.82%	17.75%

	Beneficial Holders
	Baron Global Advantage Fund (Institutional Class)	Baron Real Estate Income Fund (Institutional Class)	Baron Health Care Fund (Institutional Class)	Baron FinTech Fund (Institutional Class)	Baron WealthBuilder Fund (Institutional Class)
Ronald Baron and related family accounts, New York, NY	—	45.36%	44.43%	52.05%	8.70%

	Beneficial Holders
	Baron Global Advantage Fund (R6 Class)	Baron Real Estate Income Fund (R6 Class)	Baron Health Care Fund (R6 Class)	Baron FinTech Fund (R6 Class)	Baron WealthBuilder Fund (TA Class)
Ronald Baron and related family accounts, New York, NY	59.58%	6.22%	—	90.34%	39.13%

BARONINVESTMENTFUNDSTRUST 767 FIFTH AVENUE

48TH FL

NEW YORK, NY 10153 ATTN:LEGAL DEPARTMENT

To vote by Internet

1)Read the Proxy Statement and have the proxy card below at hand.

2)Before the meeting go to www.proxyvote.com

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register at https://www.viewproxy.com/BaronFunds/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate box on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D12820-S99497	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

1.The Board of Trustees recommends you vote FOR the election of the following Trustees for Baron Investment Funds Trust

Nominees:

01)	Thomas J. Folliard	5)	David A. Silverman
02)	Abraham Nachmany	6)	Marvelle Sullivan
03)	Raymond Noveck	7)	Alex Yemenidjian
04)	Anita Rosenberg
For	Withhold	For All	To withhold authority to vote for any individual
All	All	Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
!	!	!

2.To consider and act upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Trustee. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders:

The Notice/Combined Proxy Statement and Annual Reports are available at:  www.proxyvote.com.

The Fund has elected to hold the Joint Special Meeting of Shareholders as a virtual meeting. The details on how to participate are included in the Funds' proxy statement and are also posted on  www.proxyvote.com.

You can register to attend the virtual shareholder meeting at  https://www.viewproxy.com/BaronFunds/broadridgevsm/

D12821-S99497

BARON INVESTMENT FUNDS TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS – MAY 22, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Baron Investment Funds Trust (the "Trust") hereby appoints Patrick M. Patalino and Rialda Kuc, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") of the Trust and Baron Select Funds to be held as a virtual shareholder meeting, on Friday, May 22, 2020, at 2 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.

BARON SELECT FUNDS 767 FIFTH AVENUE 48TH FL

NEW YORK, NY 10153 ATTN:LEGAL DEPARTMENT

To vote by Internet

1)Read the Proxy Statement and have the proxy card below at hand.

2)Before the meeting go to www.proxyvote.com

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register at https://www.viewproxy.com/BaronFunds/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate box on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D12822-S99497	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

1.The Board of Trustees recommends you vote FOR the election of the following Trustees for Baron Select Funds

Nominees:
01)	Thomas J. Folliard	5)	David A. Silverman
02)	Abraham Nachmany	6)	Marvelle Sullivan
03)	Raymond Noveck	7)	Alex Yemenidjian
04)	Anita Rosenberg
For	Withhold	For All	To withhold authority to vote for any individual
All	All	Except	nominee(s), mark "For All Except" and write the
name(s) of the nominee(s) on the line below.
!	!	!

2.To consider and act upon such other business as may properly come before the Meeting and any adjournment or postponement thereof.

If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Trustee. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders:

The Notice/Combined Proxy Statement and Annual Reports are available at:  www.proxyvote.com.

The Fund has elected to hold the Joint Special Meeting of Shareholders as a virtual meeting. The details on how to participate are included in the Funds' proxy statement and are also posted on  www.proxyvote.com.

You can register to attend the virtual shareholder meeting at  https://www.viewproxy.com/BaronFunds/broadridgevsm/

D12823-S99497

BARON SELECT FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS – MAY 22, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Baron Select Funds (the "Trust") hereby appoints Patrick M. Patalino and Rialda Kuc, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders (the "Meeting") of the Trust and Baron Investment Funds Trust to be held as a virtual shareholder meeting, on Friday, May 22, 2020, at 2 p.m., local time, and any and all adjournments or postponements thereof, and thereat to vote all shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED OR VOTE ELECTRONICALLY OR BY TELEPHONE.